March 5-6, 2007 March 5 March 5-6, 2007 6, 2007 A. Derrill Crowe, M.D. A. Derrill Crowe, M.D. Chairman & CEO Chairman & CEO Edward L. Rand, Jr. Edward L. Rand, Jr. Chief Financial Officer Chief Financial Officer Frank B. O Frank B. O’Neil Neil Investor Relations Officer Investor Relations Officer Florida Investor Meetings Florida Investor Meetings

1 Caution Regarding Forward Looking Statements Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: • general economic conditions, either nationally or in our market area, that are worse than anticipated; • regulatory and legislative actions or decisions that adversely affect our business plans or operations; • inflation and changes in the interest rate environment; • performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; • changes in laws or government regulations affecting medical professional liability insurance; • changes to our ratings assigned by rating agencies; • the effects of health care changes, including managed care; • uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; • bad faith litigation which may arise from our involvement in the settlement of claims; • post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful; • significantly increased competition among insurance providers and related pricing weaknesses in some markets; • our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; • the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; • changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; • changes in our organization, compensation and benefit plans; and • any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: • general economic conditions, either nationally or in our market area, that are worse than anticipated; • regulatory and legislative actions or decisions that adversely affect our business plans or operations; • inflation and changes in the interest rate environment; • performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; • changes in laws or government regulations affecting medical professional liability insurance; • changes to our ratings assigned by rating agencies; • the effects of health care changes, including managed care; • uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; • bad faith litigation which may arise from our involvement in the settlement of claims; • post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful; • significantly increased competition among insurance providers and related pricing weaknesses in some markets; • our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; • the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; • changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; • changes in our organization, compensation and benefit plans; and • any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

2 ProAssurance: The Basics ProAssurance: The Basics Market Cap: $1.7 Billion Equity: $1.1 Billion Nation’s fourth largest writer of medical liability Over 40,000 policyholders* Almost 35,000* physicians & dentists Writing business in 26 states Highly rated by Best, Fitch and S&P Market Cap: $1.7 Billion Equity: $1.1 Billion Nation’s fourth largest writer of medical liability Over 40,000 policyholders* Almost 35,000* physicians & dentists Writing business in 26 states Highly rated by Best, Fitch and S&P *December 31, 2006

2006 Starting With the Big Finish Starting With the Big Finish A proven track record at all stages of the cycle A proven track record at all stages of the cycle Edward L. Rand, Jr. Edward L. Rand, Jr. Chief Financial Officer Chief Financial Officer

Officer 4 2006 Balance Sheet (Continuing Operations) 2006 Balance Sheet (Continuing Operations) Total Assets $4,343 $3,909 11.1% Total Investments $3,492 $2,615 33.6% Total Policy Liabilities $2,967 $2,572 15.4% Stockholders’ Equity $1,119 $ 765 46.2% in millions in millions Y-OVER-Y 2006 2005 CHANGE Balance Sheet Strength Sets ProAssurance Apart Balance Sheet Strength Sets ProAssurance Apart December 31, 2006, Unaudited, Subject to Final Adjustments

5 Corp 18% BOLI 2% TIPS Portfolio 1% Other 1% Asset Backed 30% Short Term/Cash 5% Govt/Agcy 8% State/Muni 35% Management of Asset Risk Management of Asset Risk Conservative portfolio risk offsets liability risk Average fixed maturity duration of 3.9 years Fixed income portfolio Weighted average rating: “AA+” 98.7% investment grade Avg. tax-equivalent yield: 5.4% Total = $3.5 billion at 12/31/06 Equities: 0.5% Equities: 0.5%

6 Capital Structure Capital Structure Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Stockholder’s Equity 86% Stockholder’s Equity 86% Convertible Debt 8% Other Debt 6% AT 12/31/2006

6 Capital Structure Capital Structure Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Stockholder’s Equity 86% Stockholder’s Equity 86% Convertible Debt 8% Other Debt 6% AT 12/31/2006

6 Capital Structure Capital Structure Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Debt to Equity Ratio: 16.0% Debt to Capitalization: 13.8% Convertible debt exchangeable for 2.6 million shares Stockholder’s Equity 86% Stockholder’s Equity 86% Convertible Debt 8% Other Debt 6% AT 12/31/2006

9 Long-Term Success: Return to Shareholders Long-Term Success: Return to Shareholders $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $33.61 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $33.61 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value Through Year-End 2006 Book Value CAGR: 16% Annualized Stock Return: 18% Total Stock Return: 1,112% Through Year-End 2006 Book Value CAGR: 16% Annualized Stock Return: 18% Total Stock Return: 1,112% NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006

10 Gross Premiums Written $ 579.0 $ 573.0 1.1% Net Investment Income 149.8 99.2 51.0% Net Income Continuing Operations $ 127.0 $ 80.0 58.7% Total $ 236.4 $ 113.5 108.4% Income Diluted Share Continuing Operations $ 3.72 $ 2.52 47.6% Total $ 6.85 $ 3.54 93.5% in millions, except per share data 2006 Income Statement 2006 Income Statement December 31, 2006, Unaudited, Subject to Final Adjustments Y-OVER-Y 2006 2005 CHANGE

11 Cash Flow IS Strong Cash Flow IS Strong 2006 cash flow affected by taxes and investment decisions Cash flow is over $1.3 billion since the creation of ProAssurance in 2001 Helping fuel higher investment returns 2006 cash flow affected by taxes and investment decisions Cash flow is over $1.3 billion since the creation of ProAssurance in 2001 Helping fuel higher investment returns $446 $782 $1,106 $1,385 $27 $177 $242 $336 $324 $289 $204 2001 2002 2003 2004 2005 YTD 2006 * *Adjusted for trading security activity and taxes related to the sale of MEEMIC

12 Investment Income an Important Factor Investment Income an Important Factor Net Investment Income as a Percentage of Net Earned Premium 19% 16% 11% 16% 17% 19% 24% 26% 26% 27% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 9/30/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 Invested Assets (billions) NII as a % of NEP

13 Consistently Improving Combined Ratio Consistently Improving Combined Ratio 108% 97% 89% 81% 76% 18% 15% 14% 16% 16% 2002 2003 2004 2005 2006 108% 97% 89% 81% 76% 18% 15% 14% 16% 16% 2002 2003 2004 2005 2006 Each one-point improvement equals $5.5 million Each one-point improvement equals $5.5 million Calendar Year Results Calendar Year Results 2006 expenses were higher due to stock-based compensation expense and hurricane-related guaranty-fund assessments in Florida 123% 111% 105% 97% 94% Loss Ratio Loss Ratio

14 Consistently Improving Combined Ratio Consistently Improving Combined Ratio Created More Than $1 Billion in Shareholder Value Since July, 2001

Reviewing the Cycle Reviewing the Cycle Setting the Stage Setting the Stage Frank B. O Frank B. O’Neil Neil

Officer Investor Relations Officer There is always a cycle to contend with in our business

17 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 Industry Data 1976 Through 2000 (Actual) Developed Losses (Estimated) Initial Reserve Premium

18 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 Industry Data 1976 Through 2001 (Estimated) (Actual) Premium Initial Reserve Developed Losses

19 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Industry Data 1976 Through 2002 (Estimated) (Actual) Premium Initial Reserve Developed Losses

20 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 Industry Data 1976 Through 2003 (Estimated) (Actual) Premium Initial Reserve Developed Losses

21 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Industry Data 1976 Through 2004 (Estimated) (Actual) Premium Initial Reserve Developed Losses

22 Will History Repeat Itself—Again? Will History Repeat Itself—Again? Millions Source: A. M. Best Aggregates and Averages 1976 – 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 2005 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1976 1981 1986 1991 1996 2001 Industry Data 1976 Through 2005 (Estimated) (Actual) Premium Initial Reserve Developed Losses A. Derrill Crowe, M.D. A. Derrill Crowe, M.D. Chairman & Chief Executive Officer Chairman & Chief Executive Officer

A proven track record at all stages of the cycle A proven track record at all stages of the cycle

24 The Medical Liability Market in 2007 The Medical Liability Market in 2007 Frequency and severity appear to be moderating Optimism abounds in the Boardrooms Overall pricing is softening Terms and conditions are holding Frequency and severity appear to be moderating Optimism abounds in the Boardrooms Overall pricing is softening Terms and conditions are holding

25 Where is ProAssurance Now? Where is ProAssurance Now? Pricing based on targeted returns, not market share or top line goals Focused on profitable business Selling from strength Balance sheet Defense of non-meritorious claims Risk management expertise Physician-connections Pricing based on targeted returns, not market share or top line goals Focused on profitable business Selling from strength Balance sheet Defense of non-meritorious claims Risk management expertise Physician-connections connections 26 Where is ProAssurance Now? Where is ProAssurance Now? Why are loss trends moderating? Are lawsuits becoming more targeted as legal costs mount? Was 2006 a down year after a pre-Tort Reform rush? Will higher shock losses counteract loss trends in the working layers? Why are loss trends moderating? Are lawsuits becoming more targeted as legal costs mount? Was 2006 a down year after a pre-Tort Reform rush? Will higher shock losses counteract loss trends in the working layers?

27 Where is ProAssurance Now? Where is ProAssurance Now? Answers differ by state Variation even between territories in states Our unmatched geographical diversification spreads risk Targeting profitable states as the market evolves Answers differ by state Variation even between territories in states Our unmatched geographical diversification spreads risk Targeting profitable states as the market evolves

How is ProAssurance Responding?

- Concentrating on shareholder value
- Growing Book Value per Share
  - Up $9.02/share in 2006
- Focused on the long-term
  - Maintaining leading market position
  - Protecting the balance sheet
  - Building strength for the next turn
- Evaluating all M & A opportunities

ProAssurance
28

29 ProAssurance is the foremost writer in its states of operation ProAssurance is the foremost writer in its states of operation ProAssurance: Still the Leader ProAssurance: Still the Leader Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not “forcing” top line growth Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not “forcing” top line growth • Leading Market Share Leading Market Share Top 5 Market Share Top 5 Market Share Top 10 Market Share Top 10 Market Share Growing Market Share Growing Market Share Criteria: 2005 DPW

30 Experience Counts More Than Ever Experience Counts More Than Ever Experience IS the best teacher We have managed through several cycles and understand the pitfalls Management’s average tenure is 16 years Average industry experience is 21 years We are owners, not just managers Directors, officers and employees own approximately 10% of the company Share ownership guidelines down to VP level Experience IS the best teacher We have managed through several cycles and understand the pitfalls Management’s average tenure is 16 years Average industry experience is 21 years We are owners, not just managers Directors, officers and employees own approximately 10% of the company Share ownership guidelines down to VP level

31 Underwriting Discipline Underwriting Discipline Disciplined pricing must reflect loss history Maintaining our margins Pricing must be actuarially-based Local knowledge remains the key to success Terms and conditions are holding No rush to new occurrence coverage options Disciplined pricing must reflect loss history Maintaining our margins Pricing must be actuarially-based Local knowledge remains the key to success Terms and conditions are holding No rush to new occurrence coverage options

32 Claims Defense Is Still at Our Core Claims Defense Is Still at Our Core Key differentiating factor in the market Provides a long-term financial and marketing advantage Key differentiating factor in the market Provides a long-term financial and marketing advantage 725 473 528 391 360 2002 2003 2004 2005 2006 725 473 528 391 360 2002 2003 2004 2005 2006 We try more cases than any company in our line of business We try more cases than any company in our line of business

33 Closed Claim Outcome Comparison Closed Claim Outcome Comparison 18.5% 5.7% 8.0% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 18.5% 5.7% 8.0% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 22.5% 1.1% 5.6% 70.8% 22.5% 1.1% 5.6% 70.8% Favorable Outcomes: 86.3% Favorable Outcomes: 86.3% Favorable Outcomes: 76.4% Favorable Outcomes: 76.4% ProAssurance, 2006 Industry Data, 2004* ProAssurance, 2006 Industry Data, 2004* *Latest Available Industry Data, The PIAA

34 18.5% 5.7% 8.0% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 18.5% 5.7% 8.0% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 10.7% 4.2% 13.3% 71.8% 10.7% 4.2% 13.3% 71.8% Closed Claim Outcome Comparison Closed Claim Outcome Comparison Favorable Outcomes: 86.3% Favorable Outcomes: 86.3% ProAssurance, 2006 ProAssurance, 2005 ProAssurance, 2006 ProAssurance, 2005 Favorable Outcomes: 85.1% Favorable Outcomes: 85.1%

% 35 Five-Year Loss Ratio Comparisons Five-Year Loss Ratio Comparisons Our ability and willingness to defend claims allows us to achieve better results Our ability and willingness to defend claims allows us to achieve better results 41.6% 74.5% 56.6% 53.4% 33.9% 24.9% 56.6% 53.4% 33.9% Average Statutory Loss Ratio 2001-2005 Average Statutory Loss Ratio 2001-2005 US Industry 108.4% US Industry 108.4% Legal Payments Legal Payments Loss Payments Loss Payments PRA 95.0% PRA 95.0% *Source:A. M. Best Aggregates & Averages, Medical Malpractice Predominating PRA in 2005 81.5% PRA in 2005 81.5%

36 Long-Term Success: Return to Shareholders Long-Term Success: Return to Shareholders $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $33.61 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $33.61 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value Through Year-End 2006 Book Value CAGR: 16% Annualized Stock Return: 18% Total Stock Return: 1,112% Through Year-End 2006 Book Value CAGR: 16% Annualized Stock Return: 18% Total Stock Return: 1,112% NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006

2006 37 Playing to Our Strengths Playing to Our Strengths Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns